UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 14, 2007

Commission file number: 033-74194-01

REMINGTON ARMS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware                             51-0350935

(State or other jurisdiction of incorporation or organization)                          (I.R.S. Employer Identification No.)

870 Remington Drive

P.O. Box 700

Madison, North Carolina 27025-0700

(Address of principal executive offices)

(Zip Code)

(336) 548-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K has 3 pages.

ITEM 7.01 Regulation FD Disclosure

        On May 14, 2007, Remington Arms Company, Inc. (“Remington”) announced that it had extended the early consent date for the consent solicitation that Remington commenced on May 1, 2007 (the “Consent Solicitation”) relating to the $200 million principal amount of its 10 ½% Senior Notes due 2011 (the “Notes”) to 5:00 p.m., New York City time, May 15, 2007 (the “New Early Consent Date”).

        As extended, if all conditions to the Consent Solicitation are satisfied, holders of Notes who validly deliver their consents pursuant to the Consent Solicitation by the New Early Consent Date (and do not validly revoke their consents by the date the supplemental indenture containing the amendments to the Indenture is executed) will be paid the early consent fee of $5.00 for each $1,000 principal amount of Notes held in respect of which a consent has been delivered. All other terms of the Consent Solicitation remain unchanged.

        Remington’s press release announcing the New Early Consent Date is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety.

Forward-Looking Statements

        This Current Report on Form 8-K includes “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements give Remington’s current expectations or forecasts of future events. These forward-looking statements include expectations regarding (i) the terms and conditions of the proposed Consent Solicitation and (ii) the timing of the proposed Consent Solicitation. Remington cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for Remington’s products, Remington’s growth opportunities, and other risks detailed from time to time in Remington’s reports filed with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

        Remington assumes no obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 Financial Statements and Exhibits.

(d)     Exhibits. Attached as Exhibit 99.1 is the Remington Press Release, dated May 14, 2007.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMINGTON ARMS COMPANY, INC.

/s/ Stephen P. Jackson, Jr.
Stephen P. Jackson, Jr.
Senior Vice President, Chief Financial Officer
Treasurer and Corporate Secretary
(Principal Financial Officer)

May 15, 2007

EXHIBIT INDEX

Exhibit Index                  Description

99.1                                  Remington Press Release, dated May 14, 2007.